MARKET OPPORTUNITY FUND

OF

THE CALDWELL & ORKIN FUNDS, INC.

JULY 11, 2000

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 1, 1999

         THE FOLLOWING SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION FOR THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND (THE “FUND”) DATED SEPTEMBER 1, 1999. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION, TOGETHER WITH THIS SUPPLEMENT, CONSTITUTES THE FUND’S CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST A COPY OF THE PROSPECTUS AND/OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND, PLEASE CALL (800) 237-7073.

        The description of the Fund’s Fundamental Investment Restriction No. 5 on page 5 of the Fund’s Statement of Additional Information under the heading entitled “INVESTMENT RESTRICTIONS” is replaced by the following:

"5. Purchase securities of other investment companies, except as permitted under the Investment Company Act of 1940, as amended."

        The description under the heading entitled “BOARD OF DIRECTORS” on page 6 of the Fund’s Statement of Additional Information is replaced by the following:

"BOARD OF DIRECTORS

Listed below are the Directors of Caldwell & Orkin with their principal occupations during the past five years. The Directors of Caldwell & Orkin are responsible for the overall supervision of the operations of the Fund. The Directors perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the “Act”), and also have the responsibilities imposed generally on directors of business corporations by General Corporation Law of Maryland. Each Director whose name is followed by an asterisk is an interested person of the Funds within the meaning of the Act.

Name, (Age) and Principal Occupation During Past Five Years

Michael B. Orkin (40).* Mr. Orkin is the President and sole shareholder of Caldwell & Orkin, Inc., where he has been a portfolio manager since 1985. Mr. Orkin is also President of C&O Funds Advisor, Inc., and was a Director of C&O Funds Distributor, Inc. from December, 1990 to December, 1998. He is President, Chief Executive Officer and Chairman of the Investment Policy committee. Mr. Orkin was formerly an assistant portfolio manager with Pacific Equity Management, as well as an analyst for both Oppenheimer Capital Corporation and Ned Davis Research. Mr. Orkin is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Orkin's address is 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092. Frederick T. Blumer (41). Mr. Blumer is the President of Blumer International, P.C., a law firm specializing in corporate and international law. Prior to moving to Atlanta, Mr. Blumer was a Foreign Legal Consultant with the Oh-Ebashi Law Office in Osaka, Japan from 1985-1987. Before the formation of Blumer International, P.C., Mr. Blumer practiced law with the Atlanta law firm of Hurt, Richardson, Garner, Todd and Cadenhead. He serves as corporate legal counsel and advisor for both U.S. and foreign corporations. He speaks Japanese and French. Mr. Blumer's address is 1172 W. Paces Ferry Road, NW, Atlanta, Georgia 30327. David L. Eager (57). Mr. Eager is a partner with Eager Manager Advisory Services in Louisville, Kentucky, a practice of William M. Mercer, Inc., which provides consultation and research services to the investment management industry. Previously, Mr. Eager was President and Managing Director of Eager & Associates, which he co-founded in 1984. William M. Mercer, Inc. acquired Eager & Associates in September 1998. Mr. Eager's address is 4500 Bowling Blvd., Louisville, Kentucky 40207. Henry H. Porter, Jr. (65). Mr. Porter has been a private investor since January 1995. He is a director of SEI Corporation and is an officer and director of several private corporations. Mr. Porter's address is 5806 River Knolls Drive, Louisville, Kentucky 40222. Robert H. Greenblatt (39). Mr. Greenblatt has been an officer, director and principal of Polaris Capital Management, Inc. since January 1995. Polaris Capital Management is an investment management firm and registered investment company specializing in tactical asset allocation. Mr. Greenblatt was formerly Vice President of Bankers Trust Global Investment Management in New York, New York. Mr. Greenblatt's address is Polaris Capital Management, Inc., 60 East 42nd Street, Suite 2023 New York, New York 10165. Randall P. Martin (55). Since January 1993, Mr. Martin has been self-employed as an investment consultant. Formerly, Mr. Martin served for fifteen years in the management consulting practice of KPMG Peat Marwick, where he was a partner for eight years. He has passed the Series 2, 7 and 65 securities exams and is registered with the States of Florida and Georgia as an investment advisor. Mr. Martin received a B.A. in Economics from Emory University in 1966 and a Ph.D. in Business Administration from Georgia State University in 1970. Mr. Martin's address is Randall P. Martin Investment Counsel, P.O. Box 52308, Atlanta, GA 30355.

* Interested person of the Company, as defined in the 1940 Act."

        The description under the heading entitled “OFFICERS” on page 7 of the Fund’s Statement of Additional Information is replaced by the following:

“OFFICERS

The principal executive officers of Caldwell & Orkin and their principal occupations for at least the past five years are set forth below. Unless otherwise noted, the address of each executive officer is 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092. No officer of the Fund was paid a salary or other compensation by the Fund.

Michael B. Orkin, President.* (See information above). Teresa Duncan, Secretary.* Ms. Duncan is 49 years old. Ms. Duncan has been the Director of Operations and Administration of Caldwell & Orkin, Inc. since March 1998. Ms. Duncan is also the Secretary of Caldwell & Orkin, Inc. and C&O Funds Advisor, Inc. Ms. Duncan also assists in portfolio management in her capacity as analyst/asset portfolio manager. Ms. Duncan holds a B.A. in Economics and a B.S. in Accounting. Prior to joining Caldwell & Orkin, Inc., Ms. Duncan was an Assistant Vice President and Branch Administrative Manager of PaineWebber, Inc. in Atlanta, Georgia from 1991 through 1998. From 1988 to 1991, Ms. Duncan was an Operations Manager and Branch Assistant with Piper Jaffray & Hopwood in Salt Lake City, Utah. Ms. Duncan held various management positions with the Bank of the Philippine Islands prior to immigrating to the Untied States. Ronald E. Bedwell, Treasurer.* Mr. Bedwell is 33 years old. Mr. Bedwell has been the Controller of Caldwell & Orkin, Inc. since July 1998. Mr. Bedwell is also Treasurer of Caldwell & Orkin, Inc. and C&O Funds Advisor, Inc. From 1997 until 1998, Mr. Bedwell was a senior accountant at Tait, Weller & Baker in charge of the Caldwell & Orkin group. From 1996 until 1997, Mr. Bedwell was an accounting supervisor in charge of thirty-six domestic and international mutual funds for FPS Services, Inc. Prior to his work at FPS Services, Mr. Bedwell worked for PFPC, Inc. where he began as a mutual fund accountant in 1993 and later served as the investment accounting supervisor for nineteen mutual funds.

* Interested person of Caldwell & Orkin, as defined by the Investment Company Act of 1940.”